SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              AUGUST 28, 2000
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                            CONSOLIDATED PAPERS, INC.
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               (Exact name of registrant as specified in charter)


              WISCONSIN                      0-1051                39-0223100
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    (State of other jurisdiction           (Commission         (IRS Employer
          of incorporation)               File Number)       Identification No.)


231 FIRST AVENUE NORTH, WISCONSIN RAPIDS, WI                      54495-8050
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (715) 422-3111
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On August 28, 2000, the Registrant issued a press release announcing that Stora Enso Oyj had received approval of the New York Stock Exchange for the listing of Stora Enso's ADSs and that, subject to shareholder approval, the acquisition of Registrant by Stora Enso Oyj will close August 31, 2,000, a copy of which is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release, dated August 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2000

                                         CONSOLIDATED PAPERS, INC.

                                         By:      /s/ Carl H.Wartman
                                            ------------------------------------
                                                     Carl H. Wartman
                                         Its:  Secretary and General Counsel